SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): September 13, 2006
Cousins Properties Incorporated
(Exact name of registrant as specified in its charter)
Georgia
(State or other jurisdiction of incorporation)
0-3576
(Commission File Number)
58-0869052
(IRS Employer Identification Number)
2500 Windy Ridge Parkway, Atlanta, Georgia 30339-5683
(Address of principal executive offices)
Registrant’s telephone number, including area code: (770) 955-2200
Not applicable
Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01. Completion of Acquisition or Disposition of Assets
     Sale of Frost Bank Tower and Purchase of 191 Peachtree Tower Partnership Interest
     On September 13, 2006, Cousins Properties Texas, LP, a subsidiary of Cousins Properties Incorporated (the “Company”), sold Frost Bank Tower, a 531,000 square foot office building in Austin, Texas, to TX-Frost Tower Limited Partnership, an affiliate of Equity Office Properties Trust (“EOP”), for approximately $188 million in cash. Also on September 13, 2006, the Company and its affiliates acquired all of EOP’s interests in 191 Peachtree Tower, a 1.2 million square foot office building in Atlanta, Georgia for total consideration of approximately $153 million in cash. The Company filed a Current Report on Form 8-K on August 8, 2006 disclosing the entry into these sale and purchase agreements.
     The 191 Peachtree Tower is owned by One Ninety One Peachtree Associates (the “191 Venture”). Prior to September 13, 2006, the Company held a minority interest in the 191 Venture, subject to a preference held by the majority partner, an affiliate of EOP. As part of the transactions described above, as of September 13, 2006, CPI 191 LLC, an affiliate of the Company, acquired the remaining interest in the 191 Venture from an affiliate of EOP. As a result of the acquisition, the 191 Venture is now 100% owned by the Company and its affiliates. In addition, as part of the transaction, the Company purchased from an affiliate of EOP a mortgage note payable by the 191 Venture and secured by 191 Peachtree Tower. The purchase of this debt has no effect on the consolidated financial statements of the Company, as it is considered intercompany debt for accounting purposes and is fully eliminated upon consolidation of the 191 Venture into the Company.

Item 9.01. Financial Statements and Exhibits
(a)	Financial Statements. The following financial information of the Company is filed herewith and incorporated herein by reference:

191 Peachtree Tower	Page
Report of Independent Auditors	F-1
Statements of Revenues Over Certain Operating Expenses for the year ended December 31, 2005 (audited) and the six months ended June 30, 2006 (unaudited)	F-2
Notes to Statements of Revenues Over Certain Operating Expenses for the year ended December 31, 2005 (audited) and the six months ended June 30, 2006 (unaudited)	F-3
(b)	Pro Forma Financial Information. The following pro forma financial information of the Registrant are filed herewith and incorporated herein by reference:
     Cousins Properties Incorporated
     Unaudited Pro Forma Financial Statements

Summary of Unaudited Pro Forma Financial Statements	F-6
Pro Forma Condensed Consolidated Balance Sheet as of June 30, 2006 (unaudited)	F-7
Pro Forma Condensed Consolidated Statement of Income for the year ended December 31, 2005 (unaudited)	F-9
Pro Forma Condensed Consolidated Statement of Income for the six months ended June 30, 2006 (unaudited)	F-11
(c)	Exhibits. The following exhibits are filed herewith:

Exhibit No.	Description
10.1	Purchase and Sale Agreement between Cousins Properties Texas LP and TX-Frost Tower Limited Partnership, Frost Bank Tower, Austin, Texas, August 2, 2006

10.2	Purchase and Sale Agreement between CPI 191 LLC and GA-191 Peachtree, L.L.C., 191 Peachtree Street, Atlanta, Georgia, August 2, 2006

Signatures
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Date: September 19, 2006

COUSINS PROPERTIES INCORPORATED
By:	/s/ Robert M. Jackson
Robert M. Jackson
Senior Vice President, General Counsel and Corporate Secretary

INDEPENDENT AUDITORS’ REPORT
To the Board of Directors and Stockholders
Cousins Properties Incorporated
Atlanta, Georgia
We have audited the accompanying statement of revenues over certain operating expenses of 191 Peachtree Tower (the “Building”) for the year ended December 31, 2005. This statement is the responsibility of the Building’s management. Our responsibility is to express an opinion on this statement based on our audit.
We conducted our audit in accordance with U.S. generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. We were not engaged to perform an audit of the Building’s internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Building’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.
The accompanying statement of revenues over certain operating expenses was prepared for the purpose of complying with the rules of the Securities and Exchange Commission, as described in Note 2, and is not intended to be a complete presentation of the Building’s revenues and expenses.
In our opinion, the statement of revenues over certain operating expenses referred to above presents fairly, in all material respects, the revenues and certain operating expenses described in Note 2 of the Building for the year ended December 31, 2005 in conformity with U.S. generally accepted accounting principles.
/s/ Frazier & Deeter, LLC
Atlanta, Georgia
September 15, 2006

191 Peachtree Tower
Statements of Revenues Over Certain Operating Expenses
For the year ended December 31, 2005 (audited)
and the six months ended June 30, 2006 (unaudited)
(in thousands)

	2006	2005
	(Unaudited)
Revenues:
Base rent	$10,024	$28,644
Tenant reimbursements	3,822	11,467
Other revenues	1,118	3,072

Total revenues	14,964	43,183

Expenses:
Real estate taxes	1,984	3,883
Utilities	728	1,752
General and administrative	313	786
Repairs and maintenance	666	1,776
Security	330	714
Management fees	461	1,321
Cleaning	302	836
Other operating expenses	510	1,057

Total expenses	5,294	12,125

Revenues over certain operating expenses	$9,670	$31,058

See accompanying notes.

191 Peachtree Tower
Notes to Statements of Revenues Over Certain Operating Expenses
For the year ended December 31, 2005 (audited)
and the six months ended June 30, 2006 (unaudited)
1. Description of Real Estate Property Acquired
On September 13, 2006, Cousins Properties Incorporated (“Cousins”), acquired an interest in One Ninety One Peachtree Associates (the “Venture”), the venture that owns 191 Peachtree Tower (the “Building”), a 50-story office building containing approximately 1.2 million square feet located in Atlanta, Georgia. Total consideration for the acquisition was approximately $153 million.
2. Basis of Accounting
The accompanying statements of revenues over certain operating expenses are presented in conformity with accounting principles generally accepted in the United States and in accordance with the applicable rules and regulations of the Securities and Exchange Commission for real estate properties acquired. Accordingly, the statements exclude certain historical expenses that are not comparable to the proposed future operations of the property such as certain ancillary income, amortization, depreciation, interest and corporate expenses. Therefore, the statements will not be comparable to the statements of operations of the Building after its acquisition by Cousins.
3. Significant Accounting Policies
Rental Revenue
Rental revenue is recognized on a straight-line basis over the terms of the related leases. The excess of rental income recognized over the amounts due pursuant to the lease terms is recorded as a receivable. The adjustment to this receivable decreased rental revenue by approximately $1.3 million for the year ended December 31, 2005 and decreased rental revenue by approximately $269,000 for the six months ended June 30, 2006.
Use of Estimates
The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

191 Peachtree Tower
Notes to Statements of Revenues Over Certain Operating Expenses (continued)
For the year ended December 31, 2005 (audited)
and the six months ended June 30, 2006 (unaudited)
4. Description of Leasing Arrangements
As of December 31, 2005, the Building was approximately 96% leased, with King & Spalding LLP, Wachovia Bank, N.A., and Powell Goldstein LLP leasing approximately 34%, 31%, and 13%, respectively, of the Building’s rentable square footage. King & Spalding LLP, Wachovia Bank, N.A., and Powell Goldstein LLP contributed approximately 38%, 33% and 16%, respectively, of rental revenue for the year ended December 31, 2005. Under the terms of the leases, each tenant was required to reimburse to the landlord its proportionate share of the Building’s operating expenses as defined in their specific lease agreements. The remaining rentable square footage was leased to various office and retail tenants under lease agreements with terms that vary in length and with various reimbursement clauses.
5. Future Minimum Rental Commitments
Future minimum rental commitments for the years ended December 31 are as follows (in thousands):

2006	$17,092
2007	14,037
2008	12,793
2009	1,269
2010	908
Thereafter	812

Total	$46,911

Subsequent to December 31, 2005, Wachovia Bank, N.A. and Deloitte and Touche will contribute approximately 63% and 11%, respectively, of the future minimum rental revenue from the leases in place at that date.
6. Ground Lease
The Venture has a ground lease agreement for a portion of the land upon which the Building has been constructed. The ground lease requires annual payments of $75,000 through January 31, 2008. Thereafter, the annual rents increase $2,500 per year until the expiration date of January 31, 2087. The Venture records ground rental expense on a straight-line basis. Ground rental expense is included in other operating expenses in the accompanying statements of revenues over certain operating expenses. The ground lease is renewable for an additional 99 years.

191 Peachtree Tower
Notes to Statements of Revenues Over Certain Operating Expenses (continued)
For the year ended December 31, 2005 (audited)
and the six months ended June 30, 2006 (unaudited)
7. Interim Unaudited Financial Information and Subsequent Event
The statement of revenues over certain operating expenses for the six months ended June 30, 2006 is unaudited; however, in the opinion of management, all adjustments (consisting solely of normal, recurring adjustments) necessary for the fair presentation of the financial statement for the interim period have been included. The results of the interim period are not necessarily indicative of the results to be obtained for a full fiscal year.
The King and Spalding LLP and Powell Goldstein LLP leases expired during the first quarter of 2006 without renewal, which had a significant impact on the results of operations for the six months ended June 30, 2006.

COUSINS PROPERTIES INCORPORATED
SUMMARY OF UNAUDITED PRO FORMA CONDENSED
CONSOLIDATED FINANCIAL INFORMATION
     The accompanying unaudited pro forma condensed consolidated financial information should be read in conjunction with the consolidated financial statements and notes of Cousins Properties Incorporated (the “Company” or the “Registrant”) included in its annual report filed on Form 10-K for the year ended December 31, 2005 and its quarterly report filed on Form 10-Q for the quarter ended June 30, 2006.
     The following unaudited pro forma condensed consolidated balance sheet as of June 30, 2006 has been prepared to give effect to the sale of Frost Bank Tower and the purchase of the interest in 191 Peachtree Tower as if these transactions had occurred on June 30, 2006. The purchase of 191 Peachtree Tower will be accounted for as a purchase in accordance with Statement of Financial Accounting Standards No. 141, “Business Combinations.” In addition, the unaudited pro forma condensed consolidated balance sheet as of June 30, 2006 was prepared to give effect as if the full base contribution was received by June 30, 2006 related to the second quarter 2006 contribution of five of the Company’s consolidated retail properties to a new joint venture formed with The Prudential Insurance Company of America on behalf of a separate account managed for institutional investors by Prudential Real Estate Investors (the “Venture”). A Current Report on Form 8-K was filed on July 6, 2006 by the Company describing the Venture formation and the base contribution details and included unaudited pro forma financial information related to the Venture formation.
     The following unaudited pro forma consolidated statements of income for the year ended December 31, 2005 and the six months ended June 30, 2006 have been prepared to give effect as if the Frost Bank Tower sale, the purchase of the interests in 191 Peachtree Tower and the Venture formation occurred on January 1, 2005. The pro forma financial information reflects the receipt of the full base contribution related to the Venture as if it had occurred on January 1, 2005.
     These unaudited consolidated financial statements are prepared for informational purposes only and are not necessarily indicative of future results or of actual results that would have been achieved had the second and third quarter 2006 transactions been consummated on January 1, 2005 for income statement purposes or on June 30, 2006 for balance sheet purposes.
     The acquisition of the interests in 191 Peachtree Tower is subject to audit pursuant to Rule 3-14 of Regulation S-X under the Securities Act of 1934. This Current Report on Form 8-K includes the statements of revenues over certain operating expenses for 191 Peachtree Tower for the year ended December 31, 2005 (audited) and the six months ended June 30, 2006 (unaudited).

COUSINS PROPERTIES INCORPORATED AND SUBSIDIARIES
PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET
JUNE 30, 2006
(Unaudited, in thousands, except share and per share amounts)

	Cousins Properties	Adjustments
	Incorporated	Venture		Frost Bank Tower		191 Peachtree		Pro Forma
	Historical (a)	Formation		Disposition		Tower Acquisition		Total
ASSETS
PROPERTIES:
Operating properties, net of accumulated depreciation	$424,818	$—		$(128,344	) (b)	$138,232	(c)	$434,706
Land held for investment or future development	96,643	—		—		—		96,643
Projects under development	315,775	—		—		—		315,775
Residential lots under development	8,477	—		—		—		8,477

Total properties	845,713	—		(128,344)		138,232		855,601

CASH AND CASH EQUIVALENTS	16,116	133,375	(e)	183,135	(d)	(151,167	) (c)	26,603
		(133,375	) (f)	(11,025	) (f)
				(10,456	) (g)

RESTRICTED CASH	2,358	—				—		2,358
RECEIVABLE FROM VENTURE PARTNER	133,375	(133,375	) (e)			—		—
NOTES AND OTHER RECEIVABLES, net of allowance for doubtful accounts	28,917	—		(4,022	) (b)	—		24,895
INVESTMENT IN UNCONSOLIDATED JOINT VENTURES	234,644	—				—		234,644
OTHER ASSETS, including goodwill	39,866	—		(505	) (b)	15,320	(c)	53,396
				(1,285	) (h)

TOTAL ASSETS	$1,300,989	$(133,375)		$27,498		$2,385		$1,197,497

LIABILITIES AND STOCKHOLDERS’ INVESTMENT
NOTES PAYABLE	$404,612	$(133,375	) (f)	$(11,025	) (f)	$—		$260,212

ACCOUNTS PAYABLE AND ACCRUED LIABILITIES	74,300	—		(5,738	) (b)	2,385	(c)	72,796
				1,147	(i)
				702	(k)

DEFERRED GAIN	154,580	—		—		—		154,580
DEPOSITS AND DEFERRED INCOME	2,394	—		—		—		2,394

TOTAL LIABILITIES	635,886	(133,375)		(14,914)		2,385		489,982

MINORITY INTERESTS	58,175	—		(10,456	) (g)	—		47,719

COMMITMENTS AND CONTINGENT LIABILITIES

STOCKHOLDERS’ INVESTMENT:
Preferred Stock, 20,000,000 shares authorized, $1 par value:
7.75% Series A cumulative redeemable preferred stock, $25 liquidation preference; 4,000,000 shares issued and outstanding	100,000	—		—		—		100,000
7.50% Series B cumulative redeemable preferred stock, $25 liquidation preference; 4,000,000 shares issued and outstanding	100,000	—		—		—		100,000
Common stock, $1 par value, 150,000,000 shares authorized, 53,564,472 shares issued at June 30, 2006	53,564	—		—		—		53,564
Additional paid-in capital	320,329	—		—		—		320,329
Treasury stock at cost, 2,691,582 shares	(64,894)	—		—		—		(64,894)
Cumulative undistributed net income	97,929	—		52,868	(j)			150,797

TOTAL STOCKHOLDERS’ INVESTMENT	606,928	—		52,868		—		659,796

TOTAL LIABILITIES AND STOCKHOLDERS’ INVESTMENT	$1,300,989	$(133,375)		$27,498		$2,385		$1,197,497

See Notes to Pro Forma Balance Sheet on the following page.

NOTES TO PRO FORMA BALANCE SHEET

(a)	Historical financial information is derived from the Company’s quarterly report on Form 10-Q for the quarter ended June 30, 2006.

(b)	Reflects the basis at June 30, 2006 of the real estate and other assets and liabilities of Frost Bank Tower.

(c)	Reflects the purchase price of the interests in 191 Peachtree Tower and an accrual for estimated closing costs related to the transaction. The purchase price is allocated between tangible and intangible assets. Intangible assets, assumed to be approximately 10% of the purchase price, are included in other assets on the balance sheet and consist of above-market and in-place leases. Management believes that this estimate is reasonable; however, it is subject to change based on additional review and analysis.

(d)	Reflects proceeds received from the sale of Frost Bank Tower.

(e)	Reflects receipt of the full base contribution in the Venture transaction. See the Company’s Current Report on Form 8-K filed on July 6, 2006 for more information.

(f)	Assumes that the Company used the proceeds from the sale of Frost Bank Tower and the receipt of the remaining base contribution from the Venture, net of the purchase of the interests in 191 Peachtree Tower, to repay borrowings under its credit and construction facilities.

(g)	Reflects the payment to a third party for its minority interest in Frost Bank Tower.

(h)	Reflects elimination of goodwill allocated to Frost Bank Tower.

(i)	Reflects the Company’s liability under lease agreements at Frost Bank Tower to complete certain tenant improvements.

(j)	Reflects the Company’s estimate of the gain on sale of Frost Bank Tower, net of a 39% provision for income taxes on the portion of the gain attributable to the Company’s taxable REIT subsidiary.

(k)	Reflects the estimated income tax liability on the gain on sale of Frost Bank Tower.

COUSINS PROPERTIES INCORPORATED AND SUBSIDIARIES
PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF INCOME
FOR THE YEAR ENDED DECEMBER 31, 2005
(Unaudited, in thousands, except per share amounts)

	Cousins
	Properties	Adjustments
	Incorporated			Frost Bank Tower		191 Peachtree Tower
	Historical (a)	Venture Formation		Disposition		Acquisition		Pro Forma Total
REVENUES:
Rental property revenues	$100,602	$(23,500	) (b)	$(10,886	) (c)	$41,769	(d)	$106,070
						(1,915	) (e)
Fee income	20,082	705	(f)	217	(g)	—		21,004
Multi-family residential unit sales	11,233	—		—		—		11,233
Residential lot and outparcel sales	21,933	—		—		—		21,933
Interest and other	1,886	—		—		3,072	(d)	4,958

	155,736	(22,795)		(10,669)		42,926		165,198

COSTS AND EXPENSES:
Rental property operating expenses	40,005	(6,312	) (b)	(5,763	) (c)	12,130	(d)	40,060
General and administrative expenses	40,703	—						40,703
Depreciation and amortization	36,518	(7,620	) (b)	(5,233	) (c)	6,894	(h)	30,559
Multi-family residential unit cost of sales	9,405	—		—		—		9,405
Residential lot and outparcel cost of sales	16,404	—		—		—		16,404
Interest expense	9,094	(3,153	) (b)	—		—		4,072
		(3,117	) (i)
		1,248	(j)
Other	1,322	(16	) (b)	—		—		1,306

	153,451	(18,970)		(10,996)		19,024		142,509

INCOME (LOSS) FROM CONTINUING OPERATIONS BEFORE TAXES AND INCOME FROM UNCONSOLIDATED JOINT VENTURES	2,285	(3,825)		327		23,902		22,689
PROVISION FOR INCOME TAXES FROM OPERATIONS	(7,756)	—		—		—		(7,756)

INCOME FROM UNCONSOLIDATED JOINT VENTURES	40,955	736	(k)	—		—		41,691

MINORITY INTEREST IN INCOME OF CONSOLIDATED SUBSIDIARIES	(3,037)	(2,242	) (l)	994	(m)			(3,687)
		598	(m)

INCOME FROM CONTINUING OPERATIONS BEFORE GAIN ON SALE OF INVESTMENT PROPERTIES	32,447	(4,733)		1,321		23,902		52,937
GAIN ON SALE OF INVESTMENT PROPERTIES, NET OF APPLICABLE INCOME TAX PROVISION	15,733	—		—		—		15,733

INCOME FROM CONTINUING OPERATIONS	48,180	(4,733)		1,321		23,902		68,670
DIVIDENDS TO PREFERRED STOCKHOLDERS	(15,250)	—		—		—		(15,250)

INCOME FROM CONTINUING OPERATIONS AVAILABLE TO COMMON STOCKHOLDERS	$32,930	$(4,733)		$1,321		$23,902		$53,420

PER SHARE INFORMATION AVAILABLE TO COMMON STOCKHOLDERS — BASIC:
Income from continuing operations	$0.66							$1.07

PER SHARE INFORMATION AVAILABLE TO COMMON STOCKHOLDERS — DILUTED:
Income from continuing operations	$0.64							$1.03

CASH DIVIDENDS DECLARED PER COMMON SHARE	$1.48							$1.48

WEIGHTED AVERAGE SHARES	49,989							49,989

DILUTED WEIGHTED AVERAGE SHARES	51,747							51,747

See Notes to Pro Forma Income Statement on the following page.

NOTES TO PRO FORMA STATEMENT OF INCOME

(a)	Historical financial information is derived from the Company’s Annual Report on Form 10-K for the year ended December 31, 2005.

(b)	Reflects the elimination of revenues and expenses (including interest on a property specific mortgage) for the properties contributed to the Venture.

(c)	Reflects the elimination of revenues and expenses of Frost Bank Tower.

(d)	Reflects the inclusion of the revenues and expenses from the Statement of Revenues Over Certain Expenses of 191 Peachtree Tower, after giving effect to straight-line rents commencing January 1, 2005.

(e)	Reflects the reduction in rental revenues for the amortization of above-market rents.

(f)	Reflects a 3% management fee on gross revenues for the Company’s management of the properties in the Venture under a management agreement with the Venture.

(g)	Reflects a 2.5% management fee on gross revenues for the Company’s management of Frost Bank Tower under a management agreement with the purchaser.

(h)	Reflects depreciation and amortization on 191 Peachtree Tower based on the purchase price of the assets using the straight-line method over the following estimated useful lives: building — 30 years; tenant improvements — 4 years; in-place leases — 4 years.

(i)	Reflects a reduction in interest expense based on the assumption that the Company used the proceeds from the sale of Frost Bank Tower and the receipt of the remaining base contribution from the Venture, net of the purchase of the interest in 191 Peachtree Tower, to repay borrowings under its credit and construction facilities.

(j)	Reflects the reversal of interest capitalized on projects under construction contributed to the Venture.

(k)	Reflects the Company’s 11.5% share of income in the Venture under the equity method of accounting. See the Company’s Current Report on Form 8-K filed on July 6, 2006 for more information.

(l)	Reflects a preferred return to the Company’s partner in the Venture. See the Company’s Current Report on Form 8-K filed on July 6, 2006 for more information.

(m)	Reflects the reversal of minority interest in the entity that owned Frost Bank Tower and one of the properties contributed to the Venture. Had the transactions occurred on January 1, 2005, a distribution of the partner’s capital account would have been made and the partner would not have earned a preferred return on that portion of capital for the period.

COUSINS PROPERTIES INCORPORATED AND SUBSIDIARIES
PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF INCOME
FOR THE SIX MONTHS ENDED JUNE 30, 2006
(Unaudited, in thousands, except per share amounts)

	Cousins
	Properties	Adjustments
	Incorporated			Frost Bank Tower		191 Peachtree Tower
	Historical (a)	Venture Formation		Disposition		Acquisition		Pro Forma Total
REVENUES:
Rental property revenues	$58,242	$(12,853	) (b)	$(6,777	) (c)	$14,115	(d)	$51,769
						(958	) (e)
Fee income	8,922	382	(f)	157	(g)	—		9,461
				—		—
Multi-family residential unit sales	21,715	—		—		—		21,715
Residential lot and outparcel sales	7,634	—		—		—		7,634
Interest and other	3,544	—		—		1,118	(d)	4,662

	100,057	(12,471)		(6,620)		14,275		95,241

COSTS AND EXPENSES:
Rental property operating expenses	22,774	(3,300	) (b)	(3,673	) (c)	5,297	(d)	21,098
General and administrative expenses	19,838	—		—		—		19,838
Depreciation and amortization	24,512	(4,041	) (b)	(2,855	) (c)	3,447	(h)	21,063
Multi-family residential unit cost of sales	17,735	—		—		—		17,735
Residential lot and outparcel cost of sales	5,501	—		—		—		5,501
Interest expense	8,493	(1,546	) (b)	—		—		646
		(6,761	) (i)	—		—
		460	(j)	—		—
Loss on extinguishment of debt	2,764	(2,764	) (k)	—		—		—
Other	935	—		—		—		935

	102,552	(17,952)		(6,528)		8,744		86,816

INCOME FROM CONTINUING OPERATIONS BEFORE TAXES AND INCOME FROM UNCONSOLIDATED JOINT VENTURES	(2,495)	5,481		(92)		5,531		8,425

PROVISION FOR INCOME TAXES FROM OPERATIONS	(4,296)	—		—		—		(4,296)

INCOME FROM UNCONSOLIDATED JOINT VENTURES	20,527	427	(l)	—		—		20,954

MINORITY INTEREST IN INCOME OF CONSOLIDATED SUBSIDIARIES	(2,391)	(1,128	) (m)	490	(n)	—		(2,730)
		299	(n)

INCOME FROM CONTINUING OPERATIONS BEFORE GAIN ON SALE OF INVESTMENT PROPERTIES	11,345	5,079		398		5,531		22,353
GAIN ON SALE OF INVESTMENT PROPERTIES, NET OF APPLICABLE INCOME TAX PROVISION	866	—		—		—		866

INCOME FROM CONTINUING OPERATIONS	12,211	5,079		398		5,531		23,219

DIVIDENDS TO PREFERRED STOCKHOLDERS	(7,625)	—		—		—		(7,625)

INCOME FROM CONTINUING OPERATIONS AVAILABLE TO COMMON STOCKHOLDERS	$4,586	$5,079		$398		$5,531		$15,594

PER SHARE INFORMATION AVAILABLE TO COMMON STOCKHOLDERS — BASIC:
Income from continuing operations	$0.09							$0.31

PER SHARE INFORMATION AVAILABLE TO COMMON STOCKHOLDERS — DILUTED:
Income from continuing operations	$0.09							$0.30

CASH DIVIDENDS DECLARED PER COMMON SHARE	$0.74							$0.74

WEIGHTED AVERAGE SHARES	50,377							50,377

DILUTED WEIGHTED AVERAGE SHARES	52,019							52,019

See Notes to Pro Forma Income Statement on the following page.

NOTES TO PRO FORMA STATEMENT OF INCOME

(a)	Historical financial information is derived from the Company’s quarterly report on Form 10-Q for the quarter ended June 30, 2006.

(b)	Reflects the elimination of revenues and expenses (including interest on a property specific mortgage) for the contributed properties to the Venture.

(c)	Reflects the elimination of revenues and expenses of Frost Bank Tower.

(d)	Reflects the inclusion of revenues and expenses from the Statement of Revenues Over Certain Expenses of the 191 Peachtree Tower, after giving effect to straight-line rents commencing January 1, 2005.

(e)	Reflects the reduction in rental revenues for the amortization of above-market rents.

(f)	Reflects a 3% management fee on gross revenues for the Company’s management of the properties in the Venture under a management agreement with the Venture.

(g)	Reflects a 2.5% management fee on gross revenues for the Company’s management of Frost Bank Tower under a management agreement with the purchaser.

(h)	Reflects depreciation and amortization on 191 Peachtree Tower based on the purchase price of the assets using the straight-line method over the following estimated useful lives: building — 30 years; tenant improvements — 4 years; in-place leases — 4 years.

(i)	Reflects a reduction in interest expense based on the assumption that the Company used the proceeds from the sale of Frost Bank Tower and the receipt of the remaining base contribution from the Venture, net of the purchase of the interest in 191 Peachtree Tower, to repay borrowings under its credit and construction facilities.

(j)	Reflects the reversal of interest capitalized on projects under construction.

(k)	Reflects the reversal of this non-recurring item, which was related to the Venture formation, for pro forma financial statement purposes.

(l)	Reflects the Company’s 11.5% share of income in the Venture under the equity method of accounting. See the Company’s Current Report on Form 8-K filed on July 6, 2006 for more information.

(m)	Reflects a preferred return to the Company’s partner in the Venture. See the Company’s Current Report on Form 8-K filed on July 6, 2006 for more information.

(n)	Reflects the reversal of minority interest in the entity that owned Frost Bank Tower and one of the properties contributed to the Venture. Had the transactions occurred on January 1, 2005, a distribution of the partner’s capital account would have been made and the partner would not have earned a preferred return on that portion of capital for the period.